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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-98038, 333-12097, 333-50639, 333-60869,
333-68205 and 333-48350) of Gadzooks, Inc. of our report dated March 8, 2001 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.


/s/ Pricewaterhousecoopers LLP

Fort Worth, Texas
April 30, 2001